EXHIBIT  23.1  CONSENT  OF  INDEPENDENT  CHARTERED  ACCOUNTANTS

CONSENT  OF  INDEPENDENT  CHARTERED  ACCOUNTANTS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 24, 2003 in the Registration Statement and related Prospectus of Stockgroup Information Systems Inc. for the registration of 11,431,245 shares of its common stock.


                                             /s/  ERNST  &  YOUNG  LLP
Vancouver,  Canada,
July  31,  2003.                             Chartered  Accountants


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